                                                                    EXHIBIT 25.2
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                  ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION
                             305(B)(2)

                            ------------------------

                     CONTINENTAL BANK, NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)
                                   36-0947896

                                (I.R.S. EMPLOYER
                              IDENTIFICATION NO.)

                  231 SOUTH LASALLE STREET, CHICAGO, ILLINOIS

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     60697

                                   (ZIP CODE)

                            ------------------------

                                 THE DIAL CORP
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                          (STATE OR OTHER JURISDICTION
                       OF INCORPORATION OR ORGANIZATION)

                                   DIAL TOWER
                                PHOENIX, ARIZONA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   36-1169950
                                (I.R.S. EMPLOYER
                              IDENTIFICATION NO.)

                                     85077
                                   (ZIP CODE)

                                DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

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ITEM 1. GENERAL INFORMATION.

          FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

               Comptroller of the Currency, Washington, D.C.

               Chicago Clearing House Association, 164 W. Jackson Boulevard, Chicago, Illinois.

               Federal Deposit Insurance Corporation, Washington, D.C.

               The Board of Governors of the Federal Reserve System, Washington, D.C.

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

           Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

          IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

               The obligor is not an affiliate of the trustee.

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

          FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                              AS OF JUNE 21, 1994

                       COL. B
    COL. A             AMOUNT
TITLE OF CLASS       OUTSTANDING
- ---------------     -------------

               Not applicable by virtue of response to Item 13.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

          IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
     INFORMATION:

     (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

               Not applicable by virtue of response to Item 13.

     (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

               Not applicable by virtue of response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

          IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

               Not applicable by virtue of response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

          FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

                              AS OF JUNE 21, 1994

                                                          COL. D
                                                            PERCENTAGE OF
                                                          VOTING SECURITIES
                                       COL. C               REPRESENTED BY
COL. A             COL. B               AMOUNT OWNED         AMOUNT GIVEN
NAME OF OWNER      TITLE OF CLASS       BENEFICIALLY          IN COL. C
- --------------     ---------------     --------------     ------------------

               Not applicable by virtue of response to Item 13.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

          FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

                              AS OF JUNE 21, 1994

                                                          COL. D
                                                            PERCENTAGE OF
                                                          VOTING SECURITIES
                                       COL. C               REPRESENTED BY
COL. A             COL. B               AMOUNT OWNED         AMOUNT GIVEN
NAME OF OWNER      TITLE OF CLASS       BENEFICIALLY          IN COL. C
- --------------     ---------------     --------------     ------------------

               Not applicable by virtue of response to Item 13.

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

          FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE:

                              AS OF JUNE 21, 1994

                    COL. B
                     WHETHER THE
                     SECURITIES       COL. C                                   COL. D
                     ARE VOTING           AMOUNT OWNED BENEFICIALLY OR            PERCENT OF CLASS
COL. A              OR NONVOTING          HELD AS COLLATERAL SECURITY           REPRESENTED BY AMOUNT
TITLE OF CLASS       SECURITIES            FOR OBLIGATIONS IN DEFAULT              GIVEN IN COL. C
- ---------------     -------------     ------------------------------------     -----------------------

               Not applicable by virtue of response to Item 13.

ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

          IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                              AS OF JUNE 21, 1994

      COL. A               COL. B                      COL. C                           COL. D
                                            AMOUNT OWNED BENEFICIALLY OR           PERCENT OF CLASS
NAME OF ISSUER AND         AMOUNT         HELD AS COLLATERAL SECURITY FOR       REPRESENTED BY AMOUNT
  TITLE OF CLASS        OUTSTANDING      OBLIGATIONS IN DEFAULT BY TRUSTEE         GIVEN IN COL. C
- -------------------     ------------     ----------------------------------     ----------------------

               Not applicable by virtue of response to Item 13.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

          IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                              AS OF JUNE 21, 1994

      COL. A               COL. B                      COL. C                           COL. D
                                            AMOUNT OWNED BENEFICIALLY OR           PERCENT OF CLASS
NAME OF ISSUER AND         AMOUNT         HELD AS COLLATERAL SECURITY FOR       REPRESENTED BY AMOUNT
  TITLE OF CLASS        OUTSTANDING      OBLIGATIONS IN DEFAULT BY TRUSTEE         GIVEN IN COL. C
- -------------------     ------------     ----------------------------------     ----------------------

               Not applicable by virtue of response to Item 13.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

          IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                              AS OF JUNE 21, 1994

      COL. A               COL. B                      COL. C                           COL. D
                                            AMOUNT OWNED BENEFICIALLY OR           PERCENT OF CLASS
NAME OF ISSUER AND         AMOUNT         HELD AS COLLATERAL SECURITY FOR       REPRESENTED BY AMOUNT
  TITLE OF CLASS        OUTSTANDING      OBLIGATIONS IN DEFAULT BY TRUSTEE         GIVEN IN COL. C
- -------------------     ------------     ----------------------------------     ----------------------

               Not applicable by virtue of response to Item 13.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

          EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                              AS OF JUNE 21, 1994

        COL. A                     COL. B             COL. C
NATURE OF INDEBTEDNESS       AMOUNT OUTSTANDING      DATE DUE
- -----------------------    ----------------------    ---------

               Not applicable by virtue of response to Item 13.

ITEM 13. DEFAULTS BY THE OBLIGOR.

          (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

               There is not nor has there been a default with respect to the securities under this indenture.

          (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

             There is not nor has there been a default with respect to securities under this indenture. The trustee is not a trustee under other indentures under which securities issued by the obligor are outstanding.

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

          IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

               Not applicable by virtue of response to Item 13.

ITEM 15. FOREIGN TRUSTEE.

          IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

               Not applicable.

ITEM 16. LIST OF EXHIBITS.

          LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

          1. A copy of the Articles of Association of Continental Bank, National Association as now in effect, incorporated herein by reference to Exhibit 1 to T-1; Registration No. 33-40462.

          2. A copy of the certificate of authority to commence business, incorporated herein by reference to Exhibit 2 to T-1; Registration No. 33-26747.

          3. A copy of the authorization to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Amendment No. 1 to T-1; Registration No. 2-51075.

          4. A copy of the existing By-laws of Continental Bank, National Association as now in effect, incorporated herein by reference to Exhibit 4 to T-1; Registration No. 33-43020.

          5. Not applicable.

          6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Amendment No. 1 to T-1; Registration No. 2-51075.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority, filed herewith.

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          8. Not applicable.

          9. Not applicable.

                                   SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, CONTINENTAL BANK, NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, AS OF THE 21ST DAY OF JUNE, 1994.

                                          CONTINENTAL BANK, NATIONAL
                                            ASSOCIATION

                                          By        /s/  K. L. CLARK
                                            ------------------------------------
                                                        K. L. Clark
                                                       Trust Officer

                                                                       EXHIBIT 7
                             (OFFICIAL PUBLICATION)

                              REPORT OF CONDITION
             CONSOLIDATING DOMESTIC AND FOREIGN SUBSIDIARIES OF THE

                     CONTINENTAL BANK, NATIONAL ASSOCIATION

Charter No. 13639                                     National Bank Region No. 7

In the state of Illinois at the close of business on March 31, 1994 published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.

                                                                                                       IN MILLIONS
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin............................................         $ 1,786
  Interest-bearing balances.....................................................................           1,226
Securities:
  Held-to-maturity securities...................................................................             536
  Available-for-sale securities.................................................................           1,192
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank
and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds sold............................................................................             727
  Securities purchased under agreements to resell...............................................           1,044
Loans and lease financing receivables:
  Loans and leases, net of unearned income............................................   $11,917
  LESS: Allowance for loan and lease losses...........................................       320
  LESS: Allocated transfer risk reserve...............................................         0
  Loans and leases, net of unearned income, allowance, and reserve..............................          11,597
Assets held in trading accounts.................................................................           2,442
Premises and fixed assets (including capitalized leases)........................................             228
Other real estate owned.........................................................................             212
Investments in unconsolidated subsidiaries and associated companies.............................               0
Customers' liability to this bank on acceptances outstanding....................................             112
Intangible assets...............................................................................               0
Other assets....................................................................................           1,343
                                                                                                         -------
  TOTAL ASSETS..................................................................................         $22,445
                                                                                                        ========
LIABILITIES
Deposits:
  In domestic offices...........................................................................         $ 8,874
    Noninterest-bearing...............................................................    $2,560
    Interest-bearing..................................................................     6,314
  In foreign offices, Edge and Agreement subsidiaries, and IBFs.................................           4,504
    Noninterest-bearing...............................................................    $   13
    Interest-bearing..................................................................     4,491
  Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    Federal funds purchased.....................................................................           1,051
    Securities sold under agreements to repurchase..............................................             300
  Demand notes issued to the U.S. Treasury......................................................           1,296
  Trading liabilities...........................................................................           1,220
  Other borrowed money:
    With original maturity of one year or less..................................................           1,534
    With original maturity of more than one year................................................              37
  Mortgage indebtedness and obligations under capitalized leases................................               0
  Bank's liability on acceptances executed and outstanding......................................             112
  Subordinated notes and debentures.............................................................             398
  Other liabilities.............................................................................           1,020
                                                                                                         -------
    TOTAL LIABILITIES...........................................................................          20,346
                                                                                                         -------
  Limited-life preferred stock and related surplus..............................................               0
EQUITY CAPITAL
  Perpetual preferred stock and related surplus.................................................               0
  Common stock..................................................................................             685
  Surplus.......................................................................................             827
  Undivided profits and capital reserves........................................................             598
  Net unrealized holding gains (losses) on available-for-sale securities........................              (6)
  Cumulative foreign currency translation adjustments...........................................              (5)
                                                                                                         -------
    TOTAL EQUITY CAPITAL........................................................................           2,099
                                                                                                         -------
    TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND EQUITY CAPITAL.........................         $22,445
                                                                                                         =======

   I, John J. Higgins, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                          /s/ John J. Higgins
                                              Controller
                                             May 10, 1994